Other Assets (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Intangible assets-
Intellectual property (Net of accumulated amortization of $ 8 and $ 5 of December 31, 2011 and 2010, respectively) (1)	$ 44	$ 47
Deferred expenses -
Cost	116	116
Accumulated amortization (2)	(106)	(99)
Other Deferred Costs, Net, Total	10	17
Total Other Assets	$ 54	$ 64